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THE BARON FUNDS
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                                      BARON ASSET FUND page 1
             LOGO                     -----------------------------------------
                                      BARON GROWTH &
                                      INCOME FUND page 7

    767 Fifth Avenue, New York, New York 10153, 1-800-99-BARON, 212-583-2100

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THIRD QUARTER REPORT                                             JUNE 30, 1996
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                    1996 Second Quarter      Latest Year      Since Inception
                     4/1/96 - 6/30/96     7/1/95 - 6/30/96   6/12/87 - 6/30/96
                   -------------------    ----------------   -----------------
Baron Asset Fund          7.4%               42.3%                376%
S&P 500                   4.4%               26.0%                188%
Russell 2000              5.3%               23.9%                149%


Dear Baron Asset Fund
Shareholder:

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PERFORMANCE REVIEW
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Baron Asset Fund continued to perform well, both on an absolute and relative basis, during the three months and twelve months ended June 30, 1996. Baron Asset Fund's performance was ranked 9th of more than 2500 diversified equity funds for the six months ended June 30 by Investors Business Daily. IBD ranked Baron Asset Fund's performance 16th in that universe for the past 36 months.

Baron Asset Fund's long term performance from inception also remained strong and consistent and ranks highly. The Fund's compound annual rate of return for the five years ended June 30, 1996 is 23.5%; for the three years ended June, 25.8%; and for the little more than nine years from the Fund's inception, 18.8%. This performance, on a long term basis, has met our stated goal of seeking to double our shareholders' net worth every three to five years. The Wall Street Journal ranked Baron Asset Fund as the 38th best performing mutual fund for the past five years. Based upon information provided to us by Lipper Analytical Corporation, Baron Asset Fund ranks in the top 2% of mutual funds from its inception through June 30.

Baron Asset Fund is rated five stars by Morningstar, that company's highest performance rating. Morningstar s ratings are based upon risk adjusted returns. Fewer than 10% of domestic mutual funds are accorded Morningstar's five star rating. Baron Asset Fund is included on Schwab's Mutual Fund Select List. This list consists of only fifteen top performing, domestic, OneSource equity mutual funds. There are more than 500 mutual funds available through OneSource.

As was the case for many funds that invest in small and mid sized companies, performance for Baron Asset Fund during July was disappointing. The decline for us was broad-based and largely unrelated to business fundamentals at the individual companies in which we are shareholders. While many larger company stock funds have fully recovered their July losses, Baron Asset Fund to date has not.

While I am often asked by our shareholders and the companies in which we invest why their stocks often fall sharply with little apparent cause, I can only answer that stocks frequently do this. Since I became
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BARON ASSET FUND
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interested in the stock market while in law school in the late 1960's, the market has fallen sharply on many occasions, only a few of which had anything to do with changes in business profitability or growth prospects. The market experienced declines in 1966, 1969, 1973, 1974, 1978, 1981, 1984, 1987, 1990,
1994 and, now, 1996. These declines, in our opinion, were largely unpredictable.

Rather than trying to forecast what the market will do and why, we choose to focus our energies on business research and analysis. As we reported in our March quarter letter, our performance for a lengthy period of time had been at the high end of our expectations. We had about doubled our per share value over the past three years and, at the time of our last letter felt it was more realistic to think that we could double it again in four or five years, not in three. Our absolute return objectives for the next four years remain unchanged. Since our net asset value per share has fallen since May, we now believe our per share values can somewhat more than double over the next four to five years.

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INVESTMENT THEMES
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We have frequently written about our investment interest in "sunrise," job creating industries, industries in which well managed businesses are likely to benefit from current demographic trends as well as changing government programs, policies and priorities. "Sunrise" industries are those in which our children are likely to find employment. We do not invest in mature "sunset" industries like railroads, steel, autos and tobacco, industries in which our parents and grandparents likely worked, industries which now must often fire workers and reduce costs to maintain profitability or achieve growth.

The changing demographic characteristics and composition of our population create significant and long lasting demand for certain products and services. Changing demographics represent one of our most important investment themes.

The United States' Hispanic population is currently growing at nearly five times the rate of the country's Caucasian population. Beneficiaries of this growth include Heftel, Mercury Finance and Smart & Final. Heftel is the country's largest owner/operator of Hispanic radio stations. Hispanic radio stations currently receive less advertising revenues from both their communities and national advertisers than their ratings would justify. We expect this to change. When coupled with increased ratings likely to be achieved due to population gains, Hispanic stations' profits should doubly benefit. Mercury Finance provides small loans in Hispanic communities for home furnishings, televisions, etc. With little competition, Mercury should continue to grow rapidly its loan originations, and its profits. Smart & Final is a cash and carry, urban food and restaurant supplies wholesaler. An important portion of this company's sales is ethnic food to Hispanic retail customers. Smart & Final's new and attractive well lighted and well merchandised stores offer urban communities wide assortments at low prices. Demand for Smart & Final's services should continue to increase in both its existing and new stores. There is usually great community interest in Smart & Final's stores well before they open, a circumstance I have personally witnessed on more than one occasion.

Also growing rapidly as a U.S. population segment are the elderly. Persons above age 80 are growing three times as fast as the U.S. population in general. As persons age, their costs for medical care increase dramatically. As individuals exceed age 80, their ability to live by themselves without assistance decreases significantly. Medical costs represent nearly 14% of GDP and until recently have been increasing faster than our economy. We have chosen to invest in businesses able to efficiently provide high quality health care in affordable settings. Manor Care's nursing homes, assisted living facilities, sub-acute care units and, the latest addition to its continuum of care, specialty home care for acute illnesses, provide such services. Genesis Healthcare's vertically integrated healthcare networks are the leading providers in its markets of low cost, quality healthcare for the elderly. Recent acquisitions have bolstered Genesis' position.
Olsten is the nation's leading provider of quality, low cost, home healthcare services; Pediatric Services and American Homepatient are two rapidly growing, efficient, providers of specialty home healthcare services.
Aging baby boomers, the U.S.'s largest population segment, are having an important positive impact on financial planning and retirement savings businesses. Charles Schwab offers innovative, high quality and low cost services to this population segment. High school graduates will increase 25% in next five years; at the same time government studies report that 80% of U.S. jobs in the year 2000 will require education or training beyond high school. Private college DeVry provides an accredited college degree, technical training and a job upon graduation. Computer training school Learning Tree International offers convenient, advanced classroom training and CD ROM instructional material for new computer operating systems and software to computer professionals.
Government privatizations, temporary help businesses, travel

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and entertainment businesses, communications and media businesses, and human resource outsourcing are among our other important investment themes and are also helped by favorable demographics.

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CORPORATE NEWS DEVELOPMENTS
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Business Services

Robert Half International began operations in 1948 and is the oldest, best known and leading recruitment firm for permanent and temporary accountants and other financial executives. The firm's reputation, credibility and relationships with financial officers of small and mid-sized companies have enabled it to start and grow rapidly two complementary businesses, temp and highly skilled executive assistants (Office Team) and temp systems analysts and programmers (RH Consulting).

We began to purchase shares of Robert Half in 1991. Its annual revenues were then $209.5 million. Robert Half reported that revenues for the quarter ended June 1996 reached $210.6 million, a 42% gain from last year; Half's quarterly earnings per share increased 44%. Quarterly revenues from Half's temporary accountant business, about 58% of the company's revenues, increased 23% year over year in comparable offices. This very large percentage increase in its existing offices is on trend with Half's past several years' results. We believe these strong results have two principle causes. First, the market for temp accountants is under- penetrated and growing rapidly. While 80% of all businesses have used temp employees, less than 20% have used skilled temp professionals like accountants. Few careers have more seasonal and cyclical demands than accountants, an argument for even greater penetration by temporary financial executives. Second, Half is the dominant supplier of temporary accountants to small and mid-sized businesses, businesses smaller than the Fortune 1000. It is more difficult to serve these customers than larger businesses, thus there are fewer companies who attempt to do so.

During the past five years, Office Team has grown from a startup business to annual revenues of about $200 million. It is still growing rapidly. RH Consulting is the beneficiary of significant investments by small and mid-sized companies in distributed data processing information technology, e.g., personal computers connected to intra-office networks on individual employee desks. As everyone knows who has recently installed a local area network in their office, LANs are not very reliable, and are hard to maintain. RH Consulting's business plan currently emphasizes supplying temp programmers/systems analysts to support these systems. RH Consulting's annual revenues have increased from $15.5 million in 1994 to more than $100 million this year. We believe RH Consulting has the potential to be as large or larger than any other Robert Half International business. The market for temporary analysts and programmers is currently about $9 billion per year and expanding rapidly.

Robert Half's high end, specialized, temp staffing businesses are less competitive than most; the result, we believe, of the company's sustainable competitive advantages of brand equity, reputation, relationships and customer base. The company's operating margins are nearly triple industry averages.

Max Messmer, Robert Half's chairman and one of our favorite chief executives, had been the President of Dole Foods during the late 1980's when Dole was our largest investment. When Max left to become Robert Half's chairman in 1986, we began to visit Max regularly at his new company and learn about Half's business. Half's stock price fell sharply in 1991 and, since we had already become familiar with its business and found it attractive, we began to buy stock. Baron Asset Fund owns 1,250,000 shares of Robert Half purchased for an average cost of about $9.38 per share. The Fund first purchased shares in 1991 at $2.75 per share.

Education

In late June, private college operator DeVry, Inc., announced it had acquired The Becker Review, the premier and largest CPA review training company. Newt Becker, the 69 year old founder and previous owner, will remain with the training company for at least the next two years. He will also become the chief academic officer for the DeVry/Keller schools. There was significant interest by others in purchasing Becker Review.
About 130,000 CPA tests are administered every year. Only about 30,000 students per year pass all four parts of the exam. Nearly 35% of those who pass the exams are trained by Becker. About 22,000 students per year enroll in Becker's courses. We estimate Becker's annual revenues approximate $20-24 million, its annual operating profits, $3-5 million. We estimate Becker was acquired by DeVry for about $35 million. Becker's operating profits could double within five years. Becker could expand the number of its training locations from 135 to 175-180; several of its current locations could be combined with DeVry's; Becker's tuition pricing could be improved by reducing discounts; and Becker has significant international opportunities as more U.S. companies operate abroad, more overseas companies list on the NYSE, privatization

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BARON ASSET FUND
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efforts grow internationally and consulting businesses needing CPAs continue to expand.

There are significant potential synergies from the combination of The Becker Review with the DeVry Institutes and Keller Graduate Schools. The combination should enhance both the course content and reputation of the DeVry and Keller accounting programs, helping boost DeVry and Keller enrollments. Opportunities to share course material and share instructional methodology should reduce course development expense. Significant cross marketing opportunities should be present. Graduates of DeVry and Keller are obvious candidates for Becker training. The 200,000 Becker alumni should be potential hirers of DeVry and Keller graduates. DeVry and Keller ads and direct mail expertise should boost Becker enrollments. Baron Asset Fund owns 400,000 shares of DeVry acquired for about $12.70 per share.

Energy

On August 12, 1996, Cross Timbers Oil Company announced an offer to exchange
2.365 million newly issued convertible preferred shares for 2.75 million of its outstanding common shares. The Cross Timbers' preferred pays a dividend higher than the common, but each converts into only .9615 common shares. The exchange offer expired on September 9. About 1.32 million of Cross Timbers' common shares were exchanged for 1.14 million preferred shares. This exchange effectively reduces Cross Timbers' 17.8 million shares currently outstanding by about 242,000 shares. Assuming that the cost of these shares is the present value of the excess dividend paid on the convertible vs the common shares, Cross Timbers paid about $20 per share to acquire these shares. In addition, Cross Timbers has repurchased about 640,000 of its common shares outstanding at an average price of $22 per share during the past few months. Cross Timbers has been authorized by its board to repurchase 2 million shares of its common stock. Share repurchases have the effect of increasing reserves and cash flow per Cross Timbers' share. The company plans an aggressive capital expenditure program this year to further boost both its reserves and production. While Cross Timbers' debt on an absolute basis will increase, it should remain less than about $2.20 per net equivalent barrel. Net equivalent barrels per share were 3.4 in 1993, 5.4 this past summer and are expected to reach 8 by the end of the year. Baron Asset Fund owns 1,290,000 shares of Cross Timbers purchased for about $18.74 per share. Cross Timbers is the first oil and gas stock we have purchased for at least 15 years. We wrote in more detail about this investment in our last quarterly letter.

Financial

Charles Schwab Corporation's revenues, earnings and assets increased strongly in the second quarter. Revenues increased 43%; net income gained 58%; and assets in its Mutual Fund OneSource program reached $33.5 billion, an 85% increase from last year. Schwab's customers' assets reached $216.6 billion, a 41.5% increase from last June, and remain on trend with the growth experienced during the nine years Schwab has been a publicly owned company. Schwab's customers' assets were $17 billion in 1987. Following July's market correction and August's rebound, Schwab's customers' assets reached $220.4 billion and seem likely to jump sharply again in September. Schwab's earnings are dependent upon the level of customers' assets at the firm. In July, Schwab increased its quarterly cash dividend 25%.

Unlike conventional retail stock brokerage firms, Charles Schwab would prefer its customers to communicate directly with computers rather than salesmen incented by commissions. To this end, Schwab has been spending nearly $100 million per year to improve its electronic and communications services. Currently about 75% of Schwab's incoming calls are electronic, either personal computer based or accomplished through its touch tone phone Telebroker system. About 40% of its trading activity is accomplished in this manner. Electronic trading's incremental costs are very low relative to revenues received. (The same is true about OneSource.) During the three months ended June, Schwab's full time equivalent employees were about 5% fewer than during the first quarter although the company's revenues were 10.1% higher.

Schwab introduced its PC based trading service, e.Schwab, in April. e.Schwab assets have grown from $1 billion in April to $2 billion in June to $3 billion in early September; e.Schwab trading activity has increased from 1000 trades per day to 2500 trades per day. About 50-65% of the accounts using e.Schwab are new to the firm; existing Schwab accounts have dramatically increased their trading activity and assets at the firm after they have used e.Schwab. e.Schwab, Internet trading, and software based trading (newly introduced Street Smart Pro looks like a winner), all offer not only cost savings, but also enhanced revenue potential.

Schwab's customers' mutual fund assets, now about $70 billion, represent only 2.2% of the fund industry's assets. Schwab's share of brokerage commissions is nearly four times that amount. Schwab's Mutual Fund OneSource program is only four years old.

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The new SchwabPlan 401(k) comprehensive retirement plan targeted at small and mid-sized businesses offers the potential to add over $50 billion of customers' assets to Schwab during the next several years. The company's asset allocation mutual funds targeted at the 75% of Schwab's customers with less than $35,000 assets offer further potential. Baron Asset Fund owns 2,395,000 shares of Charles Schwab purchased for about $19.93 per share. The Fund initially purchased Schwab's shares in 1992 for $6.00 per share.

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OTHER DEVELOPMENTS
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Fifth Annual Baron Investment Conference: October 18, 1996, New York City

The Fifth Annual Baron Investment Conference will be held Friday, October 18, 1996. Our conference this year will take place at The Essex House, 160 Central Park South, New York City. Our meetings for the past four years have been held at the Harmonie Club, an elegant facility which, due to increased shareholder interest in our annual conferences, we seem to have outgrown. Our meeting will begin promptly at 8:00 AM for breakfast and end after lunch. Shareholders of The Baron Funds are invited to attend, as are financial planners, pension consultants, and individuals and plan sponsors who are investment management clients of our affiliate, Baron Capital Management. There will be no charge, of course.

Chief executives of five companies in which The Baron Funds are shareholders will make 30 minute presentations regarding their companies' business strategies and prospects. Each presentation will be followed by a 15 minute question and answer period. The companies chosen are illustrative of the fast growing, highly profitable, well managed businesses in which we attempt to invest. I will make the final presentation after lunch and will then try to answer any and all questions.

We believe it is useful for our shareholders and investors to be able to meet and question each year executives of the companies in which their assets are invested, as well as the portfolio manager, me, who has selected the investments.

Shareholders of The Baron Funds, financial planners, plan sponsors and individual investors are usually either unable or do not have the access to visit company facilities, interview managements and employees and speak to competitors and customers of businesses in which their assets are invested. These research intensive efforts comprise an important part of our investment process. These annual conferences format should help our shareholders do their due diligence to better understand and judge the prospects for their investments in The Baron Funds.

The following executives are scheduled speakers in the order listed.

Doctor Crants, Chairman and CEO, Corrections Corporation of America, Nashville, Tennessee. Corrections Corporation is the largest operator of privatized government prison facilities; the low cost provider of detention and correction services; and the most profitable operator of private prisons. Corrections Corporation receives average revenue per prisoner per day of nearly $39; its costs per day approximate $28. State governments often incur costs per prisoner day of nearly $100. CCA currently has about 38,000 prison beds under management contract. Only about 4% of the 1.7 million U.S. prisoners are housed in prisons operated by private companies. Inmates in privatized prisons could increase several fold during the next four to five years.

Eric Garren, President, Learning Tree International, Los Angeles, California. Although we do not invest in technology companies due to product obsolescence risk, we have been most interested in businesses that benefit from rapid technology change. Learning Tree is a twenty five year old business that is a leading provider of classroom instruction for information technology professionals worldwide. Using IT professionals as part time instructors keeps Learning Tree s curriculm current and oriented to practical applications. Learning Tree is beginning to use its 110 title course library to create computer based training for broader distribution of its course content. Learning Tree's clientele includes two thirds of the Fortune 1000 companies and many government agencies.

Steven Dodge, Chairman and CEO, American Radio, Boston, Massachusetts. The only company I can remember in which we were investors that has grown as rapidly through acquisitions as American Radio is Columbia Hospital. Steve Dodge has taken advantage of government deregulation to acquire and establish dominant clusters of radio stations in several growth markets. Radio companies with dominant market positions are usually able to generate more revenues for their stations than their ratings would seem to justify. American Radio has successfully increased both same station ratings and revenues. The company's opportunities to develop several "sticks" also offer significant potential to improve operating margins. Steve currently sees significant opportunities owning not just stations, but also communications towers.

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Macon Brock, President and CEO, Dollar Tree Stores, Norfolk, Virginia. As the
leading operator of strip-center based discount stores offering merchandise for one dollar, Dollar Tree has performed well while others in this category have failed miserably. The company's innovative merchandising, overseas purchasing programs, extraordinary unit economics and experienced management set it apart from others. Its recent acquisition of Dollar Bills increased the company's stores by more than 20% and gave the company entre into attractive midwest markets. With 10,000 U.S. community shopping centers of the type favored by Dollar Tree, expansion potential for this value-based 700 store chain seems nearly unlimited for next several years.

Donald Landry, President and CEO, Choice Hotels, Silver Spring, Maryland. About 250,000 U.S. hotels are franchisees of Choice Hotels. There are about
3.2 million U.S. hotel rooms. Choice should be able to grow its income at least 20-25% per year with higher rates, improved occupancies and more units. Expansion of budget and extended stay franchise operations could significantly increase this rate of growth, as could the growth of a hotel management business and the franchising of food courts to its hotel operators. Choice's operating margins are about 17% below those of its major competitor, offering further potential. Also providing upside are continued acquisitions of what Don describes as "pearls", "frog princes", "land hogs", and "dinosaurs". Choice is currently a wholly owned business of Manor Care. It will become an independent, publicly owned business this fall.

The Baron Funds Continue to Receive Favorable Media Coverage

Since our last quarterly letter, the Baron Funds have been either featured or mentioned in several financial magazines or newsletters. We have also spoken at several investment conferences. In June, I was a speaker and panel member at Morningstar's Annual Mutual Fund conference. I also appeared twice as a guest on CNBC programs during the past two months. Invitations to appear on CNBC come invariably the day after the stock market has fallen sharply and gurus are forecasting the market's imminent demise. We usually try to explain that "the market" is unpredictable; that we invest for the long term in individual companies, not in "the market;" and that we are continuing to find many businesses in which to invest that are attractively priced.

In its August/September issue, Your Money devoted several paragraphs to "Baron Asset Fund: A Baby-Boomer Mutual Fund" in an article titled "You Can Profit...as the Baby Boomers March to Maturity." It was an interesting treatment of the impact the boomers have had on nursing homes, casinos, cellular phones and the Beatles' wealth. We were mentioned in an article in Smart Money's September issue, "Navigating the Downdraft." This article dealt with contingency plans made by several mutual funds during July if they were to experience significant redemptions.

The October issue of Money magazine reached newsstands in mid-September. In it we were featured in a lengthy article, "Inside the Mind of a Manager." During August, Money financial reporter Carla Fried and her photographer spent three days with me and three of our analysts. We traveled together on airplanes, in cars and on foot visiting companies and attending meetings in Reston, Virginia; Groton, Connecticut; and New York City. We also spent time in our office in New York City with executives who had come to visit us. Although we have been the subject of many articles over the years, no reporter has ever before made the effort of Ms. Fried to study and objectively write about our research efforts. We believe this article describes as well as possible our investment process, i.e., what we do every day and how we choose businesses in which to invest. My wife and two teenage sons seemed to enjoy this article more than any other. If you would like a copy of either this or any of the other articles mentioned, please either call or write us.

Thank You for Investing in Baron Asset Fund

Individuals and their financial advisers have literally thousands of choices should they decide to invest in mutual funds. We are appreciative that you have chosen to join us as fellow shareholders of Baron Asset Fund. We will remain disciplined and will continue to work hard to justify your confidence and interest. Again, thank you.

Sincerely,

/s/ Ronald Baron
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Ronald Baron
President
September 18, 1996

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                    1996 Second Quarter      Latest Year      Since Inception
                     4/1/96 - 6/30/96     7/1/95 - 6/30/96   1/30/95 - 6/30/96
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Baron G & I Fund          7.7%               39.4%                83.7%
S&P 500                   4.4%               26.0%                51.3%
Russell 2000              5.3%               23.9%                41.8%

Dear Baron Growth & Income Shareholder:

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PERFORMANCE REVIEW
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Baron Growth & Income Fund continued to perform well through June 30,1996, both on a relative and an absolute basis. The Fund returned 7.69% for the quarter while the average growth and income fund returned 3.37% for the quarter. Based upon information provided to us by Lipper Analytical Services, Baron Growth & Income Fund ranks number 5 of 527 growth and income funds year to date. Baron Growth & Income Fund is the number one performing growth and income fund of 437 such funds for the period from its inception on January 1, 1995 through June 30,1996. It remains the number one performing growth and income fund from its inception through August 1996. Many of the Fund's small- and mid-sized company investments remain significantly below levels reached in the spring before the sharp market correction this summer. However, our real estate investment trust investments have performed very well, almost completely offsetting this weakness. The performance of our REIT portfolio segment, as we discuss later in this report, would continue to be the top ranked REIT fund were it a separately managed mutual fund. We regard our REIT investments as ballast. In a very strong market we expect this portfolio segment to lag the performance of our more rapidly growing company investments. In a weak or unsettled market, REITs are likely to outperform as their yields provide support. We intend, at the present time, to continue to invest about 20-25% of our Fund's portfolio in income producing real estate investment trusts. We also are trying to hold about 10-15% of our assets in other income producing securities, e.g. non-rated convertible debt, convertible preferred shares and special situation securities with high current yields and equity characteristics.

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CORPORATE NEWS DEVELOPMENTS
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Amusement and Recreation

During August, Sun International Hotels Limited announced it would acquire Griffin Gaming, the owner of Resorts International Hotel & Casino in Atlantic City. Consideration is the issuance of 4.1 million new Sun International shares and the assumption of $147 million Griffen debt. Griffen also holds $55 million in cash. Resorts International's Atlantic City casino currently produces about $50 million per year operating cash flow. Griffen is Atlantic City's largest landowner, owning strategic land parcels on the Boardwalk adjoining its hotel. It also owns an important parcel within MGM Grand's building lot and another in the location of the tunnel proposed to connect the H Tract to the Expressway. Mirage and Circus intend to build their casinos on the H Tract. Sun believes it is in its best interests for MGM Grand, Mirage and Circus Circus to all build mega themed resorts in Atlantic City. Sun expects these new properties to create more tourism for Atlantic City from which it will obtain its fair share.

Sun will continue to operate Resorts' existng casino until it builds and opens an elegant, high energy, new themed property on nine adjacent acres on the Boardwalk. A theme has yet to be determined for Sun's new casino hotel. When the new Sun casino hotel opens, Resorts' old casino will be closed, gutted and reconfigured as meeting rooms, a health spa, a play area for younger children and a "back of the house" to serve the adjoining casino. Griffen spent a considerable sum upgrading Resorts' hotel rooms. These rooms will be kept open and modestly improved to serve Sun's new casino. Sun expects to spend $500-550 million on its new property. We expect the company to break ground in 1998 and, hopefully, to open in December 1999. As the first new casino in Atlantic City in more than ten years, Sun could earn 30-35% on capital, an exceptional return. Its earnings will be partly sheltered by Griffen's $200 million loss carry forward.

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Sun plans a controlled opening of its Mohegan Indian tribe Connecticut casino on October 8. The casino will open to the public October 12. The Sun Mohegan casino is huge (150,000 square feet), well designed and highly themed. It is more convenient to reach than nearby Foxwood's, the country's most profitable casino, and should be easier for customers to enter, navigate, leave and find their cars than the maze-like Foxwood's. We expect the Mohegan casino to exceed both customer and investor expectations.

Sun's Paradise Island, Bahamas, development continues on track. Additional moderate priced hotel rooms and new casino and water attractions near Sun's Atlantis casino hotel, coupled with high end golf course and marina development, time share sales, land development, and further upscale hotel development near Sun's Ocean Club will keep Sun busy past the year 2000. Sun's operating cash flow is expected to continue to grow rapidly during this period. With its properties in Connecticut, Atlantic City and the Bahamas, Sun will become the largest gaming operator on the United States' populous eastern seaboard. This will present significant cross marketing opportunities to the company. Baron Growth & Income Fund owns 85,000 shares of Sun International purchased for about $43.28 per share.

Real Estate Investment Trusts-Shopping Centers

During the second quarter, Kimco announced the purchase of the real estate assets of Clover, the discount store division of old line, Philadelphia-based, department store chain, Strawbridge & Clothier. Strawbridge's stores, as well as its Clover stores, have historically been poorly managed. In recent years both store groups have encountered increased competition and results of the department store and discounter have deteriorated. Strawbridge agreed this spring to be acquired by The May Company. May quickly determined to dispose of Clover, a business on the verge of bankruptcy. Although Clover was not a strong merchant, its store real estate is unique, well located and offers significant promise for redevelopment and retenanting. This is what Kimco does.

Kimco initially agreed to purchase 26 Clover stores with approximately 2.4 million square feet for $40 million cash. Kimco's agreed upon purchase price of $17 per foot represented a substantial discount to Clover's store real estate replacement cost of about $70 per foot. Three Clover store sites to be acquired were unable to meet closing requirements and were therefore carved out of the transaction. Seven stores, principally ground leased properties which did not have sufficient long term appreciation potential, were assigned by Kimco to retailers for $14 million cash consideration. Kimco then concluded a modified store purchase of 16 Clover stores with 1.7 million square feet. Consideration was just $21.8 million cash. This represents the unbelievably low price per foot of approximately $12.80.

Kimco has net leased six of the acquired sites to rapidly growing discount department store chain Kohl's and one to an unnamed tenant while six to seven additional triple net store leases could be completed in the very near term. Kimco apparently has given its new store tenants no tenant improvement allowances. Rent amounts are not yet publicly available, but if Kimco achieves market average net rents of $5-6 per foot, its returns on this purchase will be exceptional. Kimco also acquired control over future development at centers anchored by Clover which offers further significant potential upside. Kimco will take possession of Clover's stores in October when Clover completes its going out of business sale.

Kimco is the nation's oldest and largest publicly traded owner/operator of neighborhood and community shopping centers. Kimco controls a broadly geographically diversified portfolio of 31 million square feet in 255 centers. Kimco is innovative when extracting value from its owned space; it is generally the low cost space provider in its markets. Due to Kimco's management expertise and strong balance sheet, Kimco has access to complex transactions others are unable to pursue. Baron Growth & Income Fund owns 120,000 shares of Kimco purchased for approximately $26.39 per share.

-------------------------------------------------------------------------------
PORTFOLIO ADDITIONS
-------------------------------------------------------------------------------
Financial

Medallion Financial Corporation is a specialty finance company. Its primary business is the origination and financing of loans made to purchase medallion taxi cabs, principally in New York City. The business began in 1979. Medallion Financial is structured for income tax purposes as a Regulated Investment Company (RIC). The RIC structure allows Medallion to pay as dividends to its shareholders 90% of its business lending income and, by doing so, avoid federal income taxes.

Until recently there were 11,787 taxi medallions in New York City. The number is fixed by law. In spring 1996, New York City auctioned an additional 133 medallions. The value of New York taxi medallions has increased an average 18% per year for the last 25 years. Medallions are now worth about $200,000 apiece. The aggregate value of taxi medallions in New York City now approximates $2.4 billion; in the

-------------------------------------------------------------------------------
8

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

United States, more than $5 billion. Medallion Financial's portfolio includes about $117 million of New York City taxi medallion loans. The company will soon begin to make similar loans in Boston and Chicago. Medallion Financial's taxi loan portfolio could reach $220 million by the end of 2000.

Medallion Financial earns about 300 basis points on its New York taxi medallion loan portfolio. Margins are somewhat higher in other cities due to less competition. Medallion Financial makes loans having an average 70% loan to asset value. The liens have aged and have a current average loan to value of 54%. Medallion Financial has never experienced a single default on its taxi loans.

The Company has also begun to make higher risk and more profitable commercial loans. Its target market? $60,000 average loans to dry cleaners and laundromats. To date, Medallion Financial has originated and lent $70 million to these small and independent businesses and has experienced only $224,000 losses. Medallion earns 650 basis points over prime on commercial loans, a significantly higher return than on the safer medallion taxis. Commercial loan growth could exceed 30% per year for the next five years. Medallion's commercial portfolio could jump from $31 million to more than $120 million during this period.
Perhaps Medallion's most glamorous business is a relatively new one, taxi top advertising. As the largest financier of taxis, Medallion Financial has a significant competitive advantage as it attempts to grow this new business which services its existing customers. Signs installed on taxi roofs cost Medallion $350 apiece. Medallion receives average revenue from advertisers to use this medium of $150-225 per month. Taxi owners are paid by Medallion $50 per month when ad space on their cab is being used. Medallion expects to increase its taxi top ads from 1,600 a few months ago to 4,800 by the end of 1997 and to 11,000 by December 1999. The taxi top ad business within three years could earn $12 million per year before taxes and have a value in excess of $100 million, $12-15 per share of Medallion Financial. Medallion Financial's per share dividend from its lending operations could nearly double from $.90 in 1997 during the next four years. Baron Growth & Income owns 285,000 shares of Medallion Financial purchased for approximately $12.02 per share. We expect its shares to reflect both the growth of its dividend and the increasing value of its taxi top ad business.

Real Estate Investment Trusts-Mortgages

Overlooking a tranquil lake and picturesque hills, Redwood Trust's modest, 3,000 square foot office is located in a non-descript, low-rise, strip-center office building in Mill Valley, California. It takes about fifteen minutes to reach from downtown San Francisco. Redwood's office houses eight executives, an office manager and a receptionist. The office is attractively furnished and filled with personal computers and mountain bikes. Although a real estate investment trust for tax purposes, Redwood Trust is really more comparable to a bank or savings and loan. The difference? Redwood does not have the fixed overhead of bank branches' "bricks and mortar." Not having these branches (and the employees that fill them trying to establish "relationships" with customers), Redwood is not subject to the costly government regulations required of businesses which accept customer deposits. As a REIT, unlike banks, Redwood pays no taxes on its earnings, all of which it distributes to its shareholders as dividends.
Redwood acquires, owns and manages high quality, principally investment grade, single family, adjustable rate, non-conforming, "jumbo" mortgages. "Non-conforming" mortgages are larger than $207,000. The average mortgage size owned by Redwood is about $265,000. There are about $800 billion "jumbo" mortgages outstanding. Redwood finances its mortgage purchases by borrowing against them in the $4 trillion "repo" market. Redwood has the same costs to acquire its investments as any other investor; it has the same borrowing costs to finance the mortgages; it just doesn't have their overhead. Redwood outsources loan origination and servicing functions. Its costs for these services are substantially less than those for most bank and S & L competitors. Redwood employs significantly less leverage than its competitors, e.g., 8.5X vs. 12-14X for banks, 16-18X for most S & Ls and 30-35X for FNMA. Redwood hedges interest rate risk; most banks and S & Ls. do not. Redwood's well regarded management has capped its salaries and is reliant upon its stock ownership and share options for significant compensation.
Redwood's mortgage portfolio has grown from $122 million in December 1994, to $441 million in December 1995 to $1.2 billion at present. The portfolio should reach $1.5 billion at year end 1996 and could at least double and probably triple next year. Redwood's dividend is growing rapidly; we expect its current 7% yield to increase substantially next year. Baron Growth & Income Fund owns 110,000 shares of Redwood Trust acquired for approximately $24.09 per share.

-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST NEWS
-------------------------------------------------------------------------------
Performance

The REIT segment of our investment portfolio has performed well this year, both on an absolute

-------------------------------------------------------------------------------
9

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

and relative basis. For the six months ended June 30, Baron Growth & Income's REIT investments achieved a total return, i.e. dividends plus capital appreciation, of 11.5%. This compares to a 6.8% return achieved by the NAREIT index during the same time period. Had our Fund's REIT investments been a stand alone real estate fund, it would have been the number one performing REIT fund of 14 so identified. Our strong relative performance continued in the third quarter. Through August, the REIT segment of our portfolio achieved total return of 16.3%. This compares to year to date total return for the NAREIT index of 11.0%. Again, our REIT protfolio, were it a dedicated REIT fund, would have been the number one performing real estate fund for the period. Baron Growth & Income Fund's REIT portfolio in 1995, were it a separate real estate fund, would also have been the best performing REIT fund. Last year our REIT portfolio gained 20.5%. REITs currently represent, as they have since Baron Growth & Income Fund's inception, about 25% of our Fund's investment portfolio.

REITs have performed well during 1996. Real estate fundamentals have improved throughout the country, i.e., occupancies and rental rates have increased and there has been little new construction. Also assisting REIT stock performance have been several business combinations as well as proposed takeovers and mergers. Equity investors have increased their investments in real estate securities this year while seeking a safe haven from increased equity and debt market volatility. The results? REITs performance has been further assisted by strong cash flows into REIT equity funds; additional REIT equity offerings have been scheduled; and, Vanguard has inaugurated a Real Estate Investment Trust index fund. The Vanguard fund attempts to duplicate the performance of the widely followed Morgan Stanley Equity REIT index. During the first several months of its existence, the Vanguard fund attracted more than $160 million in assets. Purchases by Vanguard and others of thinly traded REIT shares, especially those in the Morgan Stanley index, continue to boost REIT share prices.

-------------------------------------------------------------------------------
OTHER DEVELOPMENTS
-------------------------------------------------------------------------------
Baron Growth & Income Fund Receives Favorable Publicity

In July 1996, Mutual Fund Magazine's article titled "The Red Hot Baron" described Baron Growth & Income Fund as an "undiscovered fund." That Fund invests in "the same high octane growth stocks that rev Baron Asset's performance while the newer fund also owns income producing securities like real estate investment trusts and convertible bonds in order to reduce volatility." If you would like a copy of this article, please either call us or write.
Sections of the Baron Asset Fund Quarterly Report are Relevant to Your Investment in Baron Growth & Income Fund
The are several topics addressed in the Baron Asset Fund quarterly report on the preceding pages to which we would like to direct your attention. We think you will find interesting our discussion of demographics in INVESTMENT THEMES. The segment OTHER DEVELOPMENTS discusses a number of articles that have recently appeared about the two Baron Funds, notably an article in the October issue of Money titled "Inside the Mind of a Manager" by Carla Fried. If you would like a copy of any of these articles, please let us know. Also in this segment of the Baron Asset report is information about the speakers at our investment conference on October 18 in new York City. We hope you will be able to attend.

Thank You for Choosing to Invest in Baron Growth & Income Fund

Investors have more than 500 growth and income funds from which to choose if they decide to invest in this more conservative, growth oriented, mutual fund category. Most financial planners and advisors would probably characterize our Fund as among the more aggressive growth and income funds. This is due to our Fund's focus on small- and mid-cap businesses, as well as our investments in non-rated debt issued by these companies. We agree. However, we regard Baron Growth & Income Fund as a significantly more conservative mutual fund than most others that focus on small- and mid-sized companies. Our goal is to achieve investment returns superior to most growth and income funds and at least comparable to funds which focus their investments in small- and mid-sized companies. We hope to achieve these results with less volatility than is normally the case in small-cap funds. Of course, there can be no assurance that we can achieve our objective 15-20% compound annual returns.
Baron Growth & Income Fund's early results have been strong. Since the Fund is only twenty one months old and our strategy is unconventional, we are especially grateful for the early and strong support provided by our fellow shareholders. We are also appreciative of the strong interest in Baron Growth & Income Fund expressed by many other potential shareholders. We will remain disciplined in our approach and will continue to work hard to justify your confidence and continued interest. Again, thank you.

Sincerely,

/s/ Ronald Baron
-----------------------
Ronald Baron, President
September 18, 1996
-------------------------------------------------------------------------------
10

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

TABLE I
-------------------------------------------------------------------------------
PORTFOLIO MARKET CAPITALIZATION
-------------------------------------------------------------------------------
   The Funds invest primarily in small and medium size companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds will invest in companies with market capitalizations greater than $2.0 billion. These investments are companies that have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.

BARON ASSET FUND
-----------------------------------------------------------------------------

                                              Equity                 % of
Company                                      Market Cap            Portfolio
-----------------------------------------------------------------------------
                                              ('000s)

                             Large Capitalization
-----------------------------------------------------------------------------
United Healthcare Corp.  .........           8,863,811                 0.8%
Mirage Resorts, Inc.*  ...........           4,978,800                 0.7
Franklin Resources, Inc.  ........           4,977,417                 0.4
Circus Circus Enterprises, Inc.*..           4,624,595                 1.4
Charles Schwab Corp.  ............           4,383,050                 4.9
Corrections Corp. of America*  ...           2,583,700                 1.1
Globalstar Telecomm., Ltd*  ......           2,478,000                 0.5
Manor Care, Inc.  ................           2,465,389                10.7
Mercury Finance Co.  .............           2,200,433                 1.4
Pacificare Health System, Inc.*  .           2,110,548                 0.7
Olsten Corp.  ....................           2,091,144                 2.2
                                                                      ----
                                                                      24.8%
                            Medium Capitalization
-----------------------------------------------------------------------------
Nine West Group, Inc.*  ..........           1,818,287                 1.0%
La Quinta Inns, Inc.  ............           1,801,396                 0.9
Robert Half Intl., Inc.*  ........           1,593,607                 3.1
Promus Hotel Corp.*  .............           1,522,024                 0.2
Public Storage, Inc.  ............           1,484,640                 0.3
Industrie Natuzzi SPA  ...........           1,445,250                 1.1
Noble Drilling Corp.*  ...........           1,313,087                 0.1
Quorum Health Group, Inc.*  ......           1,277,732                 2.8
Stewart Enterprises, Inc. CL A  ..           1,242,813                 2.5
Heilig-Meyers, Co.  ..............           1,166,208                 2.1
Kimco Realty Corp.  ..............           1,018,723                 0.6
Vornado Realty Trust  ............             992,528                 0.5
Intl. CableTel, Inc.*  ...........             890,930                 5.1
American Radio Systems Corp.*  ...             808,400                 2.9
Delta and Pine Land Co.  .........             800,250                 1.5
Dollar Tree Stores, Inc.*  .......             795,052                 2.0
Starwood Lodging Trust  ..........             790,757                 0.6
Genesis Health Ventures, Inc.*  ..             763,860                 1.9
                                                                      ----
                                                                      29.2%
-------------------------------------------------------------------------------
11/1

-----------------------------------------------------------------------------

                                            Equity         % of
Company                                   Market Cap     Portfolio
-----------------------------------------------------------------------------
                                           ('000s)

                             Small Capitalization
-----------------------------------------------------------------------------
DeVry, Inc.*  ........................     747,990          1.6%
Wackenhut Corrections Corp.*  ........     723,462          0.7
Evergreen Media Corp.*  ..............     711,360          0.2
Proffitt's Inc.*  ....................     681,955          0.5
Highwoods Properties, Inc.  ..........     667,493          0.2
Storage USA, Inc.  ...................     630,584          0.4
Sylvan, Inc.*  .......................     571,648          0.2
Smart and Final, Inc.  ...............     539,762          4.3
Bristol Hotel Co.*  ..................     538,395          1.1
Interim Services, Inc.*  .............     496,134          0.3
OM Group, Inc.  ......................     487,878          1.8
Palmer Wireless, Inc.*  ..............     467,920          1.4
Sun Communities, Inc.  ...............     453,592          0.6
Cross Timbers Oil Co.  ...............     450,698          2.5
Petco Animal Supplies, Inc.*  ........     450,513          1.3
Learning Tree Intl., Inc.*  ..........     438,803          0.9
Cellular Comm. of P.R., Inc.*  .......     416,065          2.5
American Mobile Satellite Corp.*  ....     387,190          1.7
Seacor Holdings, Inc.*  ..............     381,002          0.6
Alexander's, Inc.*  ..................     363,173          0.8
American Homepatient, Inc.*  .........     353,779          0.5
Equity Corp. Intl.*  .................     345,330          0.3
PHP Healthcare Corp.*  ...............     344,799          0.3
American Freightways Corp.*  .........     344,486          0.2
Flextronics Intl. Ltd.*  .............     337,943          2.9
Scotts Co.*  .........................     332,168          0.5
Scandinavian Broadcasting Systems  ...     330,211          1.0
Vitalink Pharmacy Svcs, Inc.*  .......     324,919          0.5
Heftel Broadcasting Corp.*  ..........     323,332          1.4
Avatar Holdings, Inc.*  ..............     312,595          1.2
Marcus Corp.  ........................     271,045          0.8
Saga Communications, Inc.*  ..........     184,851          2.4
DVI, Inc.*  ..........................     163,202          1.6
Summit Care Corp.*  ..................     148,808          0.9
Youth Services Intl., Inc.*  .........     148,568          1.4
Pediatric Services of America, Inc.*       138,821          1.2
SPACEHAB, Inc.*  .....................     121,759          0.4
USA Truck, Inc.*  ....................      99,572          0.2
Team Rental Group, Inc.*  ............      85,540          0.3
                                                           ----
                                                           41.6%

-------------------------------------------------------------------------------
11/2

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

TABLE I
-------------------------------------------------------------------------------
PORTFOLIO MARKET CAPITALIZATION (continued)
-------------------------------------------------------------------------------

BARON GROWTH & INCOME FUND
-------------------------------------------------------------------------------

                                                 Equity               % of
Company                                        Market Cap          Portfolio
-------------------------------------------------------------------------------
                                                ('000s)

                             Large Capitalization
-------------------------------------------------------------------------------
United HealthCare Corp.  .............         8,863,811               1.0%
Mirage Resorts, Inc.*  ...............         4,978,800               0.6
Franklin Resources, Inc.  ............         4,977,417               1.4
Circus Circus Enterprises, Inc.*  ....         4,624,595               1.0
Charles Schwab Corp.  ................         4,383,050               4.9
Corrections Corp. of America*  .......         2,583,700               0.8
Manor Care, Inc.  ....................         2,465,389               6.9
Mercury Finance Co.  .................         2,200,433               1.5
PacifiCare Heatlh Systems, Inc. CL B*          2,110,548               1.0
Olsten Corp.  ........................         2,091,144               1.0
                                                                      ----
                                                                      20.1%
                            Medium Capitalization
-------------------------------------------------------------------------------
Nine West Group, Inc.*  ..............         1,818,287               0.5%
T. Rowe Price Assoc., Inc.  ..........         1,757,670               0.8
Robert Half Intl., Inc.*  ............         1,593,607               1.7
Public Storage, Inc.  ................         1,484,640               2.0
Leucadia National Corp. 5.25%  .......         1,476,150               1.2
Industrie Natuzzi SPA  ...............         1,445,250               1.5
Debartolo Realty Corp.  ..............         1,444,594               1.2
Sun Intl. Hotels Ltd.*  ..............         1,406,500               0.7
Quorum Health Group, Inc.*  ..........         1,277,732               1.9
Stewart Enterprises, Inc. CL A  ......         1,242,813               1.5
Heilig-Meyers, Co.  ..................         1,166,208               1.5
Kimco Realty Corp.  ..................         1,018,723               2.0
Vornado Realty Trust  ................           992,528               1.6
Intl. CableTel, Inc.*  ...............           890,930               4.7
American Radio Systems Corp.*  .......           808,400               3.7
Delta & Pine Land Co.  ...............           800,250               0.2
Dollar Tree Stores, Inc.*  ...........           795,052               1.8
Starwood Lodging Trust  ..............           790,757               2.5
Genesis Health Ventures, Inc.*  ......           763,860               1.1
                                                                      ----
                                                                      32.1%
                             Small Capitalization
-------------------------------------------------------------------------------
DeVry, Inc.*  ........................           747,990               0.9%
Beacon Properties Corp.  .............           698,734               1.0
Highwoods Properties, Inc.  ..........           667,493               1.9
Storage USA, Inc.  ...................           630,584               2.8
Smart and Final, Inc.  ...............           539,762               1.5
Multicare Companies*  ................           504,070               0.5
OM Group, Inc.  ......................           487,878               1.1
Palmer Wireless, Inc.*  ..............           467,920               1.1
CBL & Associates Properties  .........           466,370               1.0
Sun Communities, Inc.  ...............           453,592               2.7
Petco Animal Supplies, Inc.*  ........           450,513               0.8
Learning Tree Intl., Inc.*  ..........           438,803               0.6
Cali Realty Corp.  ...................           434,099               0.8
Cellular Comm. of P.R., Inc.*  .......           425,321               2.3
Cellular Comm. of P.R., Inc.*  .......           416,065               1.5
American Mobile Satellite Corp.*  ....           387,190               1.4
-------------------------------------------------------------------------------
12/1

-------------------------------------------------------------------------------

                                                 Equity               % of
Company                                        Market Cap          Portfolio
-------------------------------------------------------------------------------
                                                ('000s)

                       Small Capitalization (continued)
-------------------------------------------------------------------------------
Alexander's, Inc.*  ..................          363,173                0.7%
Southern Union Co. New*  .............          356,796                2.2
Cellular Comm. Intl. Units  ..........          347,996                0.6
Flextronics Intl. Ltd.*  .............          337,943                2.1
Scotts Co.*  .........................          332,168                0.2
Scandinavian Broadcasting Systems  ...          330,211                1.3
Heftel Broadcasting Corp.*  ..........          323,332                1.8
Avatar Holdings, Inc.*  ..............          312,595                0.6
Healthcare Realty Trust, Inc.  .......          308,204                0.8
Studio Plus Hotels, Inc.*  ...........          277,200                1.0
Marcus Corp.  ........................          271,045                0.7
Sirrom Capital Corp.  ................          265,224                0.4
Redwood Trust, Inc.  .................          235,732                1.7
Columbus Realty Trust  ...............          225,874                1.8
Saga Communications, Inc.*  ..........          184,851                2.0
Counsel Corp.*  ......................          183,600                0.3
DVI, Inc.*  ..........................          163,202                1.0
Summit Care Corp.*  ..................          148,808                0.6
Youth Services Intl., Inc.*  .........          148,568                1.6
Western Stafffing Services, Inc.*  ...          144,732                0.7
Pediatric Services of America, Inc.*            138,821                1.1
SPACEHAB, Inc.*  .....................          121,759                0.4
Rockford Industries, Inc.*  ..........           73,303                0.2
Medallion Financial Corp.*  ..........           71,875                1.8
Alcide Corp.*  .......................           69,750                0.4
                                                                      ----
                                                                      47.9%

TABLE II
-------------------------------------------------------------------------------
PORTFOLIO RISK CHARACTERISTICS
-------------------------------------------------------------------------------
   The Funds are diversified not only by industry, but also by external factors that might impact the companies in which they invest. Table II displays some of the risk factors that are currently being monitored and the percentage of portfolio considered exposed to these factors. The Funds use this tool to balance the portfolios by risk factors with the aim of below-average volatility.

                                          Baron Asset           Baron Growth
                                             Fund              & Income Fund
-------------------------------------------------------------------------------
                                             % of                   % of
                                           Portfolio             Portfolio
-------------------------------------------------------------------------------
Oil Price Sensitivity  ..........            27.1%                  23.0%
Leverage (Debt ^ 40% of Market
  Cap) ..........................            15.4                   17.3
Foreign Sales Dependent (Sales ^
  10%) ..........................            10.5                    9.1
Volatility (Beta ^ 1.2)..........             6.4                   10.2
Over-the-Counter Securities  ....            40.3                   39.0
Unseasoned Securities
(Publicly owned for _ 3 years)...            31.8                   45.2
(Publicly owned for _ 1 year)....             2.4                    5.2
Turnarounds  ....................             3.9                    2.3
Development Companies  ..........             9.1                    8.1

^ = greater than
_ = less than
-------------------------------------------------------------------------------
12/2

-------------------------------------------------------------------------------
THE BARON FUNDS
-------------------------------------------------------------------------------

TABLE III
-------------------------------------------------------------------------------
HISTORICAL INFORMATION
-------------------------------------------------------------------------------
   Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

-------------------------------------------------------------------------------
Baron Asset Fund
-------------------------------------------------------------------------------
                                                             Value of Shares
                                 Net Asset                  Owned, if Initial
                                   Value                        Investment
    Date      Fund Net Assets    Per Share     Dividends       was $10,000*
-------------------------------------------------------------------------------
06/12/87       $    108,728       $10.00                         $10,000
-------------------------------------------------------------------------------
06/30/87          1,437,521        10.71                          10,710
-------------------------------------------------------------------------------
09/30/87          3,905,221        11.95                          11,950
-------------------------------------------------------------------------------
12/31/87          4,406,972        10.10         $0.197           10,298
-------------------------------------------------------------------------------
03/31/88          6,939,435        11.56                          11,786
-------------------------------------------------------------------------------
06/30/88          9,801,677        12.68                          12,928
-------------------------------------------------------------------------------
09/30/88         11,734,509        12.98                          13,234
-------------------------------------------------------------------------------
12/31/88         15,112,031        12.87          0.701           13,843
-------------------------------------------------------------------------------
03/31/89         22,269,578        14.75                          15,864
-------------------------------------------------------------------------------
06/30/89         31,397,929        16.06                          17,273
-------------------------------------------------------------------------------
09/30/89         47,658,616        17.22                          18,521
-------------------------------------------------------------------------------
12/31/89         49,007,084        14.66          1.409           17,299
-------------------------------------------------------------------------------
03/31/90         50,837,946        13.87                          16,367
-------------------------------------------------------------------------------
06/30/90         54,413,786        14.32                          16,898
-------------------------------------------------------------------------------
09/30/90         40,002,612        10.88                          12,838
-------------------------------------------------------------------------------
12/31/90         42,376,625        11.75          0.198           14,100
-------------------------------------------------------------------------------
03/31/91         47,104,889        13.88                          16,656
-------------------------------------------------------------------------------
06/30/91         45,600,730        13.81                          16,572
-------------------------------------------------------------------------------
09/30/91         47,409,180        14.80                          17,760
-------------------------------------------------------------------------------
12/31/91         46,305,042        15.71          0.035           18,895
-------------------------------------------------------------------------------
03/31/92         48,011,634        16.72                          20,109
-------------------------------------------------------------------------------
06/30/92         42,289,409        15.28                          18,377
-------------------------------------------------------------------------------
09/30/92         43,816,305        16.20                          19,484
-------------------------------------------------------------------------------
12/31/92         47,955,530        17.73          0.162           21,522
-------------------------------------------------------------------------------
03/31/93         50,015,244        18.82                          22,845
-------------------------------------------------------------------------------
06/30/93         52,432,090        19.70                          23,912
-------------------------------------------------------------------------------
09/30/93         59,916,570        21.91                          26,595
-------------------------------------------------------------------------------
12/31/93         64,069,114        21.11          0.774           26,576
-------------------------------------------------------------------------------
03/31/94         63,099,109        20.69                          26,047
-------------------------------------------------------------------------------
06/30/94         68,880,300        20.40                          25,682
-------------------------------------------------------------------------------
09/30/94         80,258,542        22.82                          28,728
-------------------------------------------------------------------------------
12/31/94         87,058,228        22.01          0.656           28,547
-------------------------------------------------------------------------------
03/31/95        160,603,528        24.29                          31,505
-------------------------------------------------------------------------------
06/30/95        202,259,502        25.79                          33,450
-------------------------------------------------------------------------------
09/30/95        289,973,331        29.30                          38,003
-------------------------------------------------------------------------------
12/31/95        353,095,409        29.74          0.034           38,618
-------------------------------------------------------------------------------
03/31/96        638,297,904        34.14                          44,332
-------------------------------------------------------------------------------
06/30/96      1,124,647,802        36.65                          47,591
-------------------------------------------------------------------------------
* Assumes all dividends were reinvested and no shares were redeemed.

--------------------------------------------------------------------------------
13/1

-------------------------------------------------------------------------------
Baron Growth & Income Fund
-------------------------------------------------------------------------------

                                                             Value of Shares
                                 Net Asset                  Owned, if Initial
                                   Value                        Investment
    Date      Fund Net Assets    Per Share     Dividends       was $10,000*
-------------------------------------------------------------------------------
01/03/95       $    741,000       $10.00                         $10,000
-------------------------------------------------------------------------------
03/31/95          3,425,507        11.78                          11,780
-------------------------------------------------------------------------------
06/30/95          7,231,619        13.18                          13,180
-------------------------------------------------------------------------------
09/30/95         28,632,467        14.77                          14,770
-------------------------------------------------------------------------------
12/31/95         41,043,705        15.11         0.142            15,254
-------------------------------------------------------------------------------
03/31/96         77,337,831        16.90                          17,061
-------------------------------------------------------------------------------
06/30/96        172,070,435        18.20                          18,373
-------------------------------------------------------------------------------
* Assumes all dividends were reinvested and no shares were redeemed.

-------------------------------------------------------------------------------
Performance Information
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BARON ASSET FUND'S AVERAGE ANNUAL RETURN
-------------------------------------------------------------------------------

                          Period ended June 30, 1996
-------------------------------------------------------------------------------
One year                                                                42.3%
-------------------------------------------------------------------------------
Two years                                                               36.1%
-------------------------------------------------------------------------------
Three years                                                             25.8%
-------------------------------------------------------------------------------
Four years                                                              26.9%
-------------------------------------------------------------------------------
Five years                                                              23.5%
-------------------------------------------------------------------------------
Since inception June 12, 1987                                           18.8%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BARON GROWTH & INCOME FUND'S AVERAGE ANNUAL RETURN
-------------------------------------------------------------------------------

                          Period ended June 30, 1996
-------------------------------------------------------------------------------
One year                                                                39.4%
-------------------------------------------------------------------------------
Since inception January 3, 1995                                         50.0%
-------------------------------------------------------------------------------

The performance data represents past performance. Investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about The Baron Funds including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Baron Funds unless accompanied or preceded by the Funds' current prospectus.

-------------------------------------------------------------------------------
13/2

-------------------------------------------------------------------------------
BARON ASSET FUND
-------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
JUNE 30, 1996 (Unaudited)

 Shares or                                            Market
Principal Amount                                       Value            %(1)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Common Stocks
-------------------------------------------------------------------------------
Amusement and Recreation Services
  360,000 Bristol Hotel Co.*  ...............       $ 11,700,000          1.1%
  380,000 Circus Circus Enterprises, Inc.*  .         15,580,000          1.4
  310,000 La Quinta Inns, Inc.  .............         10,385,000          0.9
  375,000 Marcus Corp.  .....................          9,421,875          0.8
  150,000 Mirage Resorts, Inc.*  ............          8,100,000          0.7
   80,000 Promus Hotel Corp.*  ..............          2,370,000          0.2
                                                    ------------        ------
                                                      57,556,875          5.1
Business Services
  109,500 Equity Corp. Intl.*  ..............          2,956,500          0.3
   82,000 Interim Services, Inc.*  ..........          3,526,000          0.3
  847,000 Olsten Corp.  .....................         24,880,625          2.2
1,245,000 Robert Half Intl., Inc.*  .........         34,704,375          3.1
  914,250 Stewart Enterprises, Inc. CL A  ...         28,570,313          2.5
  240,000 Team Rental Group, Inc.*  .........          3,360,000          0.3
                                                    ------------        ------
                                                      97,997,813          8.7
Chemical
  505,000 OM Group, Inc.  ...................         19,821,250          1.8
Communications
1,240,000 American Mobile Satellite Corp.*  .         19,220,000          1.7
  850,000 Cellular Comm. of P.R., Inc.*  ....         27,625,000          2.5
  125,000 Globalstar Telecomm., Ltd*  .......          5,531,250          0.5
  715,000 Intl. CableTel, Inc.*  ............         21,092,500          1.9
  800,000 Palmer Wireless, Inc.*  ...........         16,000,000          1.4
                                                   -------------        ------
                                                      89,468,750          8.0
Education
  400,000 DeVry, Inc.*  .....................         18,000,000          1.6
  345,000 Learning Tree Intl., Inc.*  .......         10,608,750          0.9
   47,500 Sylvan, Inc.*  ....................          1,793,125          0.2
                                                   -------------        ------
                                                      30,401,875          2.7
Energy
1,150,000 Cross Timbers Oil Co.  ............         28,462,500          2.5
  100,000 Noble Drilling Corp.*  ............          1,387,500          0.1
  140,000 Seacor Holdings, Inc.*  ...........          6,265,000          0.6
                                                   -------------        ------
                                                      36,115,000          3.2
Financial
2,237,000 Charles Schwab Corp.  .............         54,806,500          4.9
1,152,600 DVI, Inc.*  .......................         18,153,450          1.6
   75,000 Franklin Resources, Inc.  .........          4,575,000          0.4
1,270,000 Mercury Finance Co.  ..............         16,192,500          1.4
                                                   -------------        ------
                                                      93,727,450          8.3
Food and Agriculture
  422,500 Delta and Pine Land Co.  ..........         17,428,125          1.5
  305,000 Scotts Co.*  ......................          5,337,500          0.5
                                                   -------------        ------
                                                      22,765,625          2.0
Government Services
  176,500 Corrections Corp. of America*  ....         12,355,000          1.1
  435,000 Spacehab, Inc.*  ..................          4,785,000          0.4
  213,000 Wackenhut Corrections Corp.*  .....          7,108,875          0.7
  525,750 Youth Services Intl., Inc.*  ......          9,332,063          0.8
                                                   -------------        ------
                                                      33,580,938          3.0
Health Services
  130,000 American Homepatient, Inc.*  ......          5,752,500          0.5
  682,450 Genesis Health Ventures, Inc.*  ...         21,411,869          1.9
3,070,000 Manor Care, Inc.  .................        120,881,250         10.7
  108,000 PacifiCare Health System, Inc. CL
            B* ..............................          7,317,000          0.7
  572,000 Pediatric Services of America,
            Inc.* ...........................         13,013,000          1.2
  104,000 PHP Healthcare Corp.*  ............          3,276,000          0.3
1,201,000 Quorum Health Group, Inc.*  .......         31,676,375          2.8
  483,000 Summit Care Corp.*  ...............         10,626,000          0.9
  170,500 United Healthcare Corp.  ..........          8,610,250          0.8
  259,500 Vitalink Pharmacy Svcs, Inc.*  ....          6,033,375          0.5
                                                   -------------        ------
                                                     228,597,619         20.3

Manufacturing
1,220,000 Flextronics Intl. Ltd.*  ..........         32,025,000          2.9
Media and Entertainment
  472,500 American Radio Systems Corp.*  ....         20,317,500          1.8
   40,000 Evergreen Media Corp.*  ...........          1,710,000          0.2
  549,700 Heftel Broadcasting Corp.*  .......         16,284,862          1.4
1,240,000 Saga Communications, Inc.*  .......         26,815,000          2.4
                                                   -------------       ------
                                                      65,127,362          5.8

Real Estate & REIT's
  129,000 Alexander's, Inc.*  ...............     $    9,368,625          0.8
  384,500 Avatar Holdings, Inc.*  ...........         13,217,187          1.2
  100,000 Highwoods Properties, Inc.  .......          2,762,500          0.2
  255,000 Kimco Realty Corp.  ...............          7,203,750          0.6
  185,000 Public Storage, Inc.  .............          3,815,625          0.3
  180,000 Starwood Lodging Trust  ...........          6,547,500          0.6
  125,000 Storage USA, Inc.  ................          4,031,250          0.4
  250,000 Sun Communities, Inc.  ............          6,718,750          0.6
  125,000 Vornado Realty Trust  .............          5,109,375          0.5
                                                  --------------       ------
                                                      58,774,562          5.2
Retail Trade & Restaurants
  715,000 Dollar Tree Stores, Inc.*  ........         22,701,250          2.0
  960,000 Heilig Meyers, Co.  ...............         23,040,000          2.1
  215,000 Nine West Group, Inc.*  ...........         10,991,875          1.0
  500,000 Petco Animal Supplies, Inc.*  .....         14,375,000          1.3
  160,000 Proffitt's Inc.*  .................          5,680,000          0.5
1,890,000 Smart and Final, Inc.  ............         48,431,250          4.3
                                                  --------------       ------
                                                     125,219,375         11.2
Transportation
  200,000 American Freightways Corp.*  ......          2,225,000          0.2
  212,500 USA Truck, Inc.*  .................          2,231,250          0.2
                                                  --------------       ------
                                                       4,456,250          0.4
Wholesale Trade
  249,500 Industrie Natuzzi SPA  ............         12,786,875          1.1
Miscellaneous  ..............................         11,442,949          1.0
                                                  --------------       ------
Total Common Stocks
 (Cost $825,777,292)  .......................      1,019,865,568         90.7
                                                  --------------       ------
-------------------------------------------------------------------------------
14/1

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
JUNE 30, 1996 (Unaudited)

 Shares or                                            Market
Principal Amount                                       Value            %(1)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Convertible Preferred
-------------------------------------------------------------------------------
Media and Entertainment
  200,000 American Radio Systems
  7% Conv. Corp. .................................       11,800,000      1.1
 (Cost $10,000,000)

-------------------------------------------------------------------------------
Corporate Bonds
-------------------------------------------------------------------------------
Communications
$20,500,000 Intl. CableTel, Inc. 7.25% Conv. Sub.
              Notes 04/15/2005  ..................       24,600,000      2.2
 11,000,000 Intl. CableTel, Inc. 7.0% Conv. Sub.
              Notes 06/15/2008  ..................       10,780,000      1.0
 11,000,000 Scandinavian Broadcasting Systems
           7.25% Sub. Deb. Conv. 8/01/2005  ......       11,880,000      1.0
                                                     --------------    ------
                                                         47,260,000      4.2
Government Services
 5,000,000 Youth Services Intl. Inc. 7.00% Conv.
   Sub. Deb. 02/01/2006 ..........................        7,175,000      0.6
                                                     --------------    ------
Total Corporate Bonds
 (Cost $49,384,023)  .............................       54,435,000      4.8
                                                     --------------    ------
Short Term Money Market Instrument
 1,781,000 Associates Corp. of N.A., 5.45%
            Due 07/01/96  ........................        1,781,000      0.2

70,000,000 Ford Motor Credit Co., 5.33%
            Due 07/01/96  ........................       70,000,000      6.2
                                                     --------------    -------
Total Short Term Money Market Instrument (Cost
  $71,781,000) ...................................       71,781,000      6.4
                                                     --------------    -------
Total Investments
 (Cost $956,942,315**)  ..........................    1,157,881,568    103.0
                                                     --------------    -------
Liabilities Less Cash and Other Assets  ..........      (33,233,766)    (3.0)
                                                     --------------    -------
Net Assets (Equivalent to $36.65 per share based
  on 30,683,678 shares of beneficial interest
  outstanding) ...................................   $1,124,647,802    100.%
                                                     ==============    =======
------
(1) Percentage of Net Assets
* Non-income producing securities
** For Federal income tax purposes the cost basis is $957,124,798. Aggregate unrealized appreciation and depreciation of investments are $219,505,138 and $18,748,368, respectively.

-------------------------------------------------------------------------------
14/2

-------------------------------------------------------------------------------
BARON GROWTH & INCOME FUND
-------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
-----------------------------------------------------------------------------
JUNE 30, 1996 (Unaudited)

 Shares or                                            Market
Principal Amount                                       Value            %(1)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Common Stocks
-------------------------------------------------------------------------------
Amusement and Recreation Services
   40,000 Circus Circus Enterprises, Inc.*          $ 1,640,000           1.0%
   50,000 Marcus Corp.  ....................          1,256,250           0.7
   20,000 Mirage Resorts, Inc.*  ...........          1,080,000           0.6
   50,000 Studio Plus Hotels, Inc.*  .......          1,650,000           1.0
   25,000 Sun Intl. Hotels Ltd.*  ..........          1,212,500           0.7
                                                   ------------         ------
                                                      6,838,750           4.0
Business Services
   60,000 Olsten Corp.  ....................          1,762,500           1.0
  107,000 Robert Half Intl., Inc.*  ........          2,982,625           1.7
   80,000 Stewart Enterprises, Inc. CL A  ..          2,500,000           1.5
   80,000 Western Staffing Services, Inc.*            1,120,000           0.7
                                                   ------------         ------
                                                      8,365,125           4.9
Chemical
   25,000 Alcide Corp.*  ...................            625,000           0.4
   50,000 OM Group, Inc.  ..................          1,962,500           1.1
                                                   ------------         ------
                                                      2,587,500           1.5
Communications
  160,000 American Mobile Satellite Corp.*            2,480,000           1.4
   80,000 Cellular Comm. of P.R., Inc.*  ...          2,600,000           1.5
  125,000 Intl. CableTel, Inc.*  ...........          3,687,500           2.2
   95,000 Palmer Wireless, Inc.*  ..........          1,900,000           1.1
                                                   ------------         ------
                                                     10,667,500           6.2
Education
   36,000 DeVry, Inc.*  ....................          1,620,000           0.9
   34,000 Learning Tree Intl., Inc.*  ......          1,045,500           0.6
                                                   ------------         ------
                                                      2,665,500           1.5
Financial
  345,000 Charles Schwab Corp.  ............          8,452,500           4.9
  107,500 DVI, Inc.*  ......................          1,693,125           1.0
   40,000 Franklin Resources, Inc.  ........          2,440,000           1.4
  255,000 Medallion Financial Corp.*  ......          3,187,500           1.8
  200,000 Mercury Finance Co.  .............          2,550,000           1.5
   15,000 Rockford Industries, Inc.*  ......            268,125           0.2
   25,000 Sirrom Capital Corp.  ............            681,250           0.4
   45,000 T. Rowe Price Assoc., Inc.  ......          1,383,750           0.8
                                                   ------------         ------
                                                     20,656,250          12.0
Food and Agriculture
   10,000 Delta and Pine Land Co.  .........            412,500           0.2
   19,800 Scotts Co.*  .....................            346,500           0.2
                                                   ------------         ------
                                                        759,000           0.4
Government Services
   20,000 Corrections Corp. of America*  ...          1,400,000           0.8
   54,000 Spacehab, Inc.*  .................            594,000           0.4
   60,000 Youth Services Intl., Inc.*  .....          1,065,000           0.6
                                                   ------------         ------
                                                      3,059,000           1.8
Health Services
   70,000 Counsel Corp.*  ..................            595,000           0.3
   60,000 Genesis Health Ventures, Inc.*  ..          1,882,500           1.1
  300,000 Manor Care, Inc.  ................         11,812,500           6.9
   50,000 Multicare Companies*  ............            950,000           0.5
   25,000 PacifiCare Heatlh Systems, Inc.
            CL B* ..........................          1,693,750           1.0
   80,000 Pediatric Services of America,
            Inc.* ..........................          1,820,000           1.1
  125,000 Quorum Health Group, Inc.*  ......          3,296,875           1.9
   45,000 Summit Care Corp.*  ..............            990,000           0.6
   35,000 United HealthCare Corp.  .........          1,767,500           1.0
                                                   ------------         ------
                                                     24,808,125          14.4
Manufacturing
  140,000 Flextronics Intl. Ltd.*  .........          3,675,000           2.1
Media & Entertainment
   80,000 American Radio Systems Corp.*  ...          3,440,000           2.0
  105,000 Heftel Broadcasting Corp.*  ......          3,110,625           1.8
  155,000 Saga Communications, Inc.*  ......          3,351,875           2.0
                                                   ------------         ------
                                                      9,902,500           5.8

Real Estate & REIT's
   16,000 Alexander's, Inc.*  ..............          1,162,000           0.7
   24,000 Avatar Holdings, Inc.*  ..........            825,000           0.5
   70,000 Beacon Properties Corp.  .........          1,793,750           1.0
   60,000 Cali Realty Corp.  ...............          1,455,000           0.8
   75,000 CBL & Associates Properties  .....          1,678,125           1.0
  160,000 Columbus Realty Trust  ...........          3,100,000           1.8
  125,000 Debartolo Realty Corp.  ..........          2,015,625           1.2
   60,000 Healthcare Realty Trust, Inc.  ...          1,425,000           0.8
  120,000 Highwoods Properties, Inc.  .......         3,315,000           1.9
  120,000 Kimco Realty Corp.  ...............         3,390,000           2.0
  170,000 Public Storage, Inc.  .............         3,506,250           2.0
  105,000 Redwood Trust, Inc.  ..............         2,940,000           1.7
  120,000 Starwood Lodging Trust  ...........         4,365,000           2.5
  150,000 Storage USA, Inc.  ................         4,837,500           2.8
  170,000 Sun Communities, Inc.  ............         4,568,750           2.7
   66,500 Vornado Realty Trust  .............         2,718,188           1.6
                                                 --------------        -------
                                                     43,095,188          25.0
Retail Trade & Restaurants
  100,000 Dollar Tree Stores, Inc.*  ........         3,175,000           1.8
  110,000 Heilig-Meyers, Co.  ...............         2,640,000           1.5
   15,000 Nine West Group, Inc.*  ...........           766,875           0.5
   45,000 Petco Animal Supplies, Inc.*  .....         1,293,750           0.8
  100,000 Smart and Final, Inc.  ............         2,562,500           1.5
                                                 --------------        -------
                                                     10,438,125           6.1
Utility Services
  170,000 Southern Union Co. New*  ..........         3,740,000           2.2
                                                 --------------        -------
Wholesale Trade
   50,000 Industrie Natuzzi SPA  ............         2,562,500           1.5
                                                 --------------        -------
Total Common Stocks
  (Cost $139,665,197)  ......................       153,820,063          89.4
                                                 --------------        -------
-------------------------------------------------------------------------------
Convertible Preferred
-------------------------------------------------------------------------------
Media and Entertainment
   50,000 American Radio Systems 7% Conv.
     Corp.* (Cost $2,500,000) ...............        2,950,000          1.7

-------------------------------------------------------------------------------
15/1

-----------------------------------------------------------------------------
JUNE 30, 1996 (Unaudited)

 Shares or                                            Market
Principal Amount                                       Value            %(1)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Corporate Bonds
-------------------------------------------------------------------------------
Communications
  $1,800,000 Cellular Comm. Intl. Units 1 Unit =
             $1000 0% Sr. Disc. Notes 8/15/2000
             and 1 Warrant  .....................    1,111,500          0.6
   2,000,000 Intl. CableTel, Inc. 7.25%
             Conv. Sub. Notes 4/15/2005  ........    2,400,000          1.4
   2,000,000 Intl. CableTel, Inc. 7.0%
             Conv. Sub. Notes 6/15/2008  ........    1,960,000          1.1
   2,000,000 Scandinavian Broadcasting Systems
             7.25% Sub. Deb. Conv. 8/01/2005  ...    2,160,000          1.3
                                                   -----------       -------
                                                     7,631,500          4.4
Financial
   2,000,000 Leucadia National Corp. 5.25%
             Sub Deb. Conv. Due 02/01/2003  .....    2,100,000          1.2
   2,496,000 Waterhouse Inv. Svcs, Inc., 6.0%
             Sub Note Conv. 12/15/2003  .........    3,918,720          2.3
                                                   -----------       -------
                                                     6,018,720          3.5
Government Services
   1,200,000 Youth Services Intl. Inc. 7.0%
             Conv. Sub. Deb. 02/01/2006  ........    1,722,000          1.0
                                                   -----------       -------
Real Estate & REITs
     36,800 Avatar Holdings, Inc. 8.0%
            Sr Deb 10/01/2000  ..................       33,212          0.1
                                                   -----------       -------
Total Corporate Bonds
(Cost $13,311,569)  .............................   15,405,432          9.0
                                                   -----------       -------
Short Term Money Market Instrument
   3,341,000 Associates Corp. of N.A., 5.45%
             Due 07/01/96  ......................    3,341,000          1.9
                                                   -----------       -------

Total Short Term Money Market
   Instrument (Cost $3,341,000)  ................    3,341,000          1.9
                                                   -----------       -------
Total Investments
(Cost $158,817,766**)  ..........................  175,516,495         102.0
                                                   -----------       -------
Liabilities Less Cash and Other Assets  .........   (3,446,060)         -2.0
                                                   -----------       -------
Net Assets (Equivalent to $18.20 per share
  based on 9,456,544 shares of beneficial
  interest outstanding) ......................... $172,070,435         100.0%
                                                  ============       =======

------
(1) Percentage of Net Assets
** Non-income producing securities
** For Federal income tax purposes the cost basis is identical. Aggregate unrealized appreciation and depreciation of investments are $19,073,947 and $2,375,218, respectively.

-------------------------------------------------------------------------------
15/2